UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

_______________________

Date of Report: August 22, 2019 (Date of earliest event reported)

CAPSTONE THERAPEUTICS CORP.
(Exact name of registrant as specified in its charter)

Delaware	000-21214	86-0585310
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1275 West Washington Street, Suite 104, Tempe, Arizona	85281
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:
(602) 286-5520

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	CAPS	OTCQB

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company: ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 1 – Registrant’s Business and Operations

Item 1.01	Entry into a Material Definitive Agreement.

CONTINGENT VALUE RIGHTS

To allow stockholders as of the Record Date (July 10, 2019) to participate in the value, if any, of the development efforts of the Company’s approximately 60% owned subsidiary, LipimetiX Development, Inc. (the “JV”), the Board approved the issuance of certain contingent value rights (“CVR”) pursuant to the terms of a Contingent Value Rights Agreement (the “CVR Agreement”). The issuance of the CVRs and the CVR Agreement were contingent upon the approval of the Reverse Stock Split (Proposal 2) at the Annual Meeting held on August 22, 2019. The intent of the CVRs is to provide payment to the stockholders, option holders and warrant holders as of the Record Date of the future value realized, if any, and subject to various costs and expenses, from the Company’s ownership interest in the JV.

The Board of the Company approved the issuance of a Contingent Value Right (“CVR”) as described in our Proxy Statement filed on Form DEF 14A with the Securities and Exchange Commission on July 10, 2019. The CVR will be effective August 23, 2019. The issuance of the CVR will result in deconsolidation of LipimetiX Development, Inc. (“LDI”) from the Company’s consolidated financial statements and the treatment in the Company’s financial statements of the Company’s investment in LDI as if it was a dividend to the shareholders. Subsequent to August 23, 2019 the Company will have no economic interest in LDI, as per the CVR, the net proceeds from the Company’s investment in LDI will be distributed to the shareholders of record on the Record Date, July 10, 2019. In conjunction with issuance of the CVR, the Company and Buyer (Lender) on August 23, 2019 entered into the Third Amendment to the Securities Purchase, Loan and Security Agreement , attached as exhibit 10.2 this Current report on Form 8-K, to release LDI from Collateral and release Buyers security interest in the Company’s investment in LDI under the Securities Purchase, Loan and Securities Agreement .

Section 3 – Securities and Trading Markets

Item 3.03.	Material Modification to Rights of Security Holders.

The information included in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

Section 5 - Corporate Governance and Management

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

In connection with the approval by our shareholders at the Annual Meeting held on August 22, 2019 of the reverse stock split, as described in this Current Report on Form 8-K, the Company filed a Certificate of Amendment to the Restated Certificate of Incorporation with the Secretary of State of the State of Delaware. The Certificate of Amendment to the Restated Certificate of Incorporation provides for each 1,000 shares of the Company’s Common Stock issued and outstanding on the Effective Date (12:01AM Eastern August 31, 2019) to be combined into one share. The Certificate of Amendment to the Restated Certificate of Incorporation is included as Exhibit 3.1 to this Current Report on Form 8-K.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

Annual Meeting of Stockholders

(a) Our Annual Meeting of stockholders was held on August 22, 2019 with a quorum in attendance.

(b) At our Annual Meeting, stockholders elected our nominees for Directors; approved a reverse stock split of 1,000 to 1 shares, gave an advisory vote on executive compensation and the frequency of future advisory votes on executive compensation, and ratified the appointment of Eide Bailly LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2019. The certified results of the matters voted upon at our Annual Meeting, which are more fully described in our definitive proxy statement filed with the SEC on July 10, 2019, are as follows:

Proposal 1: Proposal to elect one Class I Director, two Class II Directors and two Class III Directors, to serve until the Annual Meeting of Stockholders to be held in the year 2022, 2020 and 2021:

Number of Shares
Director Nominee	FOR	WITHHELD	BROKER NON-VOTES
Fredric J. Feldman, PhD. (Class I)	28,145,868	10,084,472	12,855,785

Number of Shares
Director Nominee	FOR	WITHHELD	BROKER NON-VOTES
John M. Holliman, III (Class II)	28,165,243	10,065,097	12,855,785

Number of Shares
Director Nominee	FOR	WITHHELD	BROKER NON-VOTES
Matthew E. Lipman (Class II)	28,147,048	10,083,292	12,855,785

Number of Shares
Director Nominee	FOR	WITHHELD	BROKER NON-VOTES
Elwood D. Howse, Jr. (Class III)	28,161,215	10,069,125	12,855,785

Number of Shares
Director Nominee	FOR	WITHHELD	BROKER NON-VOTES
Michael M. Toporek (Class III)	28,153,135	10,077,205	12,855,785

Proposal 2: Approval to amend the Company’s Restated Certificate of Incorporation, to effect a reverse split of the common stock, par value $0.0005 per share, of the Company (the “Common Stock”) in a ratio of 1-for-1,000 (the “Reverse Stock Split”), which would result in (i) holdings prior to such split of fewer than 1,000 shares of Common Stock being converted into a fractional share, which will then be immediately cancelled and converted into a right to receive the cash consideration described in our definitive proxy statement, and (ii) the Company having fewer than 300 stockholders of record, allowing the Company to deregister its Common Stock under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and avoid the costs associated with being a public reporting company:

Number of Shares
FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
36,128,668	14,875,186	82,271	0

Proposal 3: An advisory vote to approve the compensation of our named executive officers (“say-on-pay”):

Number of Shares
FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
29,333,583	8,867,070	29,687	N/A

Proposal 4:  Advisory Vote on Frequency of Holding Future Votes on Executive Compensation:

Number of Shares
ONE YEAR	TWO YEARS	THREE YEARS	ABSTAIN	BROKER NON-VOTES
3,548,561	22,576	26,916,709	7,742,494	12,855,785

Proposal 5: Proposal to Ratify the Appointment of Eide Bailly LLP as our Independent Registered Public Accounting Firm for Fiscal Year 2019

Number of Shares
FOR	AGAINST	ABSTAIN
42,746,459	8,117,816	221,850

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

3.1	Certificate of Amendment to the Restated Certificate of Incorporation of Capstone Therapeutics Corp.
10.1	Contingent Value Rights Agreement
10.2	Third Amendment to the Securities Purchase, Loan and Securities Agreement Dated as of August 23, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 26, 2019	CAPSTONE THERAPEUTICS CORP.

/s/ John M. Holliman, III
John M. Holliman, III
Executive Chairman

Exhibit Index

Exhibit No.	Description

3.1	Certificate of Amendment to the Restated Certificate of Incorporation of Capstone Therapeutics Corp.
10.1	Contingent Value Rights Agreement
10.2	Third Amendment to the Securities Purchase, Loan and Securities Agreement Dated as of August 23, 2019